                                                                  EXHIBIT 10.112



               SCHEDULES TO SUBORDINATED NOTE PURCHASE AGREEMENT

                                     DATED

                               SEPTEMBER 30, 1997

                                  BY AND AMONG

                           RAMSAY HEALTH CARE, INC.,

                  THE LENDERS FROM TIME TO TIME PARTY THERETO,

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                      AND

                        GECC CAPITAL MARKETS GROUP, INC.

                                                                Schedule 5.03 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                      FINANCIAL STATEMENTS AND PROJECTIONS
                      ------------------------------------


                                To be attached.

                                                                Schedule 5.04 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                  CONTINGENT LIABILITIES; RESTRICTED PAYMENTS
                  -------------------------------------------


     1. See Schedule 3.07 to the Senior Credit Agreement.

     2. See Schedule 5.13.

     3. See Schedule 3.18 to the Senior Credit Agreement.

     4. Obligations under the SocGen Cash Collateral Agreement (as defined in the Senior Credit Agreement).

                                                                Schedule 5.07 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------


                                 LABOR MATTERS
                                 -------------


     1.   None.

                                                                Schedule 5.08 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                  SUBSIDIARIES, JOINT VENTURES AND AFFILIATES;
                    OUTSTANDING STOCK; INDEBTEDNESS HELD BY
                      CREDIT PARTIES; INACTIVE SUBSIDIARIES
                   --------------------------------------------

A.   Active Subsidiaries:
     -------------------

Bethany Psychiatric Hospital, Inc., an Oklahoma corporation

Bountiful Psychiatric Hospital, Inc., a Utah corporation

Carolina Treatment Center, Inc., a South Carolina corporation

East Carolina Psychiatric Services Corporation, a North Carolina corporation

Great Plains Hospital, Inc., a Missouri corporation

Greenbrier Hospital, Inc., a Louisiana corporation

Gulf Coast Treatment Center, Inc., a Florida corporation
   (RHCI owns 96% of the capital stock of this corporation and has the option to purchase the remaining 4% from the other stockholder)

Havenwyck Hospital, Inc., a Michigan corporation

H.C. Corporation, an Alabama corporation

H.C. Partnership, an Alabama general partnership
   (HSA Hill Crest Corporation and H.C. Corporation each own a 50% partnership interest)

Houma Psychiatric Hospital, Inc., a Louisiana corporation

HSA Hill Crest Corporation, an Alabama corporation

HSA of Oklahoma, Inc., an Oklahoma corporation

Mesa Psychiatric Hospital, Inc., an Arizona corporation

Psychiatric Institute of West Virginia, Inc., a Virginia corporation

Ramsay Acquisition Corp., a Delaware corporation

Ramsay Correctional Services, Inc., a Delaware corporation

Ramsay Louisiana, Inc., a Delaware corporation Ramsay Managed Care, Inc., a Delaware corporation

Ramsay Management Services of West Virginia, Inc., a West Virginia corporation

Ramsay New Orleans, Inc., a Delaware corporation

Ramsay Youth Services, Inc., a Delaware corporation

RHCI San Antonio, Inc., a Delaware corporation

The Haven Hospital, Inc., a Delaware corporation

Arizona Psychiatric Affiliates, Inc., a Delaware corporation

Florida Psychiatric Associates, Inc., a Florida corporation

Florida Psychiatric Management, Inc., a Florida corporation

FPM Behavioral Health, Inc., a Delaware corporation

FPM Management, Inc., a Florida corporation

FPM of Louisiana, Inc., a Delaware corporation

FPM of Ohio, Inc., a Delaware corporation

FPM of Utah, Inc., a Delaware corporation

FPM of West Virginia, Inc., a Delaware corporation

FPM/Hawaii, Inc., a Delaware corporation

FPM/Southeast, Inc., a Delaware corporation

FPMBH of Arizona, Inc., a Delaware corporation

FPMBH Clinical Services, Inc., a Delaware corporation

FPMBH of Texas, Inc., a Delaware corporation

Utah Psychiatric Affiliates, Inc., a Delaware corporation

B.   Joint Ventures and Affiliates:
     -----------------------------

     1. Joint Ventures:
        --------------

     Transitional Care Ventures, Inc., a Delaware corporation (RHCI owns 60% of the capital stock of this corporation and has an option to purchase the remaining 40% of the capital stock)

     Transitional Care Ventures (Arizona), Inc., a Delaware corporation (Transitional Care Ventures, Inc. owns
      100% of the capital stock of this corporation)

     Transitional Care Ventures (Florida), Inc., a Delaware corporation (Transitional Care Ventures, Inc. owns
      100% of the capital stock of this corporation)

     Transitional Care Ventures (North Texas), Inc., a
      Delaware corporation (Transitional Care Ventures,
      Inc. owns 100% of the capital stock of this corporation)

     Transitional Care Ventures (South Carolina), Inc., a
      Delaware corporation (Transitional Care Ventures,
      Inc. owns 100% of the capital stock of this corporation)

     Transitional Care Ventures (Texas), Inc., a Delaware corporation (Transitional Care Ventures, Inc. owns
      100% of the capital stock of this corporation)

     FPM Behavioral Health of Ohio, Ltd., an Ohio limited liability company (FPM of Ohio, Inc. owns 51% of the
      Membership Interest in this LLC)

     Meadowlake/Western Alliance LLC, an Oklahoma limited liability company (HSA of Oklahoma, Inc. owns 50% of the Membership Interest in this LLC)

     U.B.H. Holdings, L.L.C., a Florida limited liability company (FPM Behavioral Health, Inc. owns 50% of the
      Membership Interest in this LLC)

     University Behavioral Health at The University of
      South Florida, Ltd., a Florida limited partnership

      (FPM Behavioral Health, Inc. holds a 49.5% interest in this limited partnership and U.B.H. Holdings, L.L.C. holds a 1% interest and is the General Partner of this limited partnership)

     2.   Affiliates:
          ----------

     Ramsay Holdings HSA Limited, an international business company organized under the laws of Barbados

     Paul Ramsay Holdings Pty. Limited, a company of limited liability organized under the laws of New
      South Wales, Australia

     Paul Ramsay Hospitals Pty. Limited, a company of limited liability organized under the laws of New
      South Wales, Australia

     Paul J. Ramsay, a citizen of Australia, and his corporate Affiliates

     Hawaii Psychiatric Associates, Ltd., a Hawaii professional corporation


C.   Outstanding Stock:
     -----------------

     1.   See Annex A attached hereto.


D.   Indebtedness:
     ------------

     1. Promissory Note dated October 25, 1994 from Ramsay Managed Care, Inc. to Ramsay Health Care, Inc. for the sum of $6,000,000


E.   Inactive Subsidiaries:
     ---------------------

Americare of Galax, Inc., a Virginia corporation*

Atlantic Treatment Center, Inc., a Florida corporation

Cumberland Mental Health, Inc., a North Carolina corporation

Flagstaff Psychiatric Hospital, Inc., an Arizona corporation

Health Group of Las Cruces, Inc., a Tennessee corporation

HSA Lynnhaven, Inc., a Florida corporation

HSA Medical Offices of Mesa, Inc., an Arizona corporation

Integrated Behavorial Services, Inc., a Delaware corporation*

Manhattan Psychiatric Hospital, Inc., a Kansas corporation

Michigan Psychiatric Services, Inc., a Michigan corporation*

PsychOptions, Inc., a Delaware corporation

Ramsay Chicago, Inc., a Delaware corporation

Ramsay Nevada, Inc., a Delaware corporation

Ramsay Nursing Home Services, Inc., a Delaware corporation

Ramsay Research and Education Institute, Inc., a Delaware corporation

RHCI Concord, Inc., a Delaware corporation


F.   Material Subsidiaries
     ---------------------

Bountiful Psychiatric Hospital, Inc., a Utah corporation

East Carolina Psychiatric Services Corporation, a North Carolina corporation

Great Plains Hospital, Inc., a Missouri corporation

Greenbrier Hospital, Inc., a Louisiana corporation

Havenwyck Hospital, Inc., a Michigan corporation

H.C. Partnership, an Alabama general partnership

Houma Psychiatric Hospital, Inc., a Louisiana corporation

Mesa Psychiatric Hospital, Inc., an Arizona corporation

Psychiatric Institute of West Virginia, Inc., a Virginia corporation

Transitional Care Ventures, Inc., a Delaware corporation

* Corporation has no operations but owns capital stock in certain other subsidiaries of RHCI.

                                                                Schedule 5.11 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                                  TAX MATTERS
                                  -----------


A.   Taxable Years Currently Under Audit:

          None.

B.   Agreements Extending Assessment Period:

          None.

C.   Tax Sharing Agreements:

          Tax Sharing Agreement dated as of October 25, 1994 by and between Ramsay Health Care, Inc. and Ramsay Managed Care, Inc.

                                                                Schedule 5.12 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                                  ERISA PLANS
                                  -----------


I.   Pension Plans:
     -------------

     1. Ramsay Health Care, Inc. Deferred Compensation and Retirement Plan, as amended (Plan No. 001).

     2. Ramsay Managed Care, Inc. Deferred Compensation and Retirement Plan and Trust (Plan No. 001).

II.  Determination Letters:
     ---------------------

     1. Favorable Determination Letter dated April 8, 1996 from Internal Revenue Service to Ramsay Health Care, Inc.

     2. Favorable Determination Letter dated February 23, 1996 from Internal Revenue Service to Ramsay Managed Care, Inc.

Welfare Plans:
-------------

A.   Ramsay Health Care, Inc.

     1. Health - Ramsay Health Care, Inc. Group Health Plan, Plan No. A8971 (Self Insured Plan);

     2. Disability - Northwestern National Life Insurance Co. Group Policy No. GH20492-7

     3. Life Insurance - Northwestern National Life Insurance Co. Group Policy No. GL20492-7

     4. HMOs

          (a) Louisiana - MedFirst Health Plans (Apex Benefit Plan

          (b) Utah - United HealthCare of Utah

          (c) North Carolina - BC/BS of North Carolina

          (d) West Virginia - The Health Plan of Upper Ohio Valley, Inc.

          (e) Arizona - Intergroup of Arizona and Intergroup Point of Service Interflex Plan

          (f) Michigan - Blue Care Network, Blue Traditional, BC/BS of Michigan and Health Alliance Plan

          (g) Alabama -  Partners Healthplans (formerly Southeast Health Plan)

          (h) Texas - PacifiCare of Texas, Inc.

A.   Ramsay Managed Care, Inc.

     1. Health and Dental - Ramsay Managed Care, Inc. Group Health Plan, Group No. 0104 (Self Insured Plan through Poe and Brown Inc.);

     2. Term Life, AD&D and Long Term Disability -ReliaStar Life Insurance Company;

     3. HMOs

          (a) Utah - United HealthCare of Utah

          (b) West Virginia - The Health Plan of Upper Ohio Valley, Inc.

          (c) Arizona - Intergroup of Arizona and Intergroup Point of Service Interflex Plan

          (d) Hawaii - Cobra participants (no employees) Kaiser Foundation Health Plan, Inc.

          (e) Texas - PacifiCare of Texas, Inc.

                                                                Schedule 5.13 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                                   LITIGATION
                                   ----------



I.   Ramsay Health Care, Inc.
     ------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Thomas Whitfield Davis v. The Life Center of Galax, et al., Circuit Court of Grayson County, The State of Virginia, Case No. 95-19. Improperly filed suit.

     B.   EEOC or Other Employment-Related Claims

     1. Reynold Jennings v. Ramsay Health Care, Inc., arbitration proceeding in Florida in which former Chief Operating Officer is seeking damages in an aggregate of $2.3 million dollars, including lost wages, severance payments and stock options. Case is currently in the discovery process.

     2. Hal McPheeters v. Psych-Options, Inc. and Ramsay Health Care, Inc. Sex and age discrimination claim filed September 30, 1993. No action has been taken by the EEOC.

     C.   Reimbursement Matters

     1.   Alleged Disproportionate Share Overpayments

          The State of Louisiana, Department of Health and Hospitals has made demands for repayment of disproportionate funds previously paid to Bayou Oaks and Three Rivers Hospitals in the following amounts: (i) $3,466,333.18 from Three Rivers Hospital and (ii) $560,613 from Houma Psychiatric Hospital, Inc. d/b/a Bayou Oaks Hospital. The claim asserts that the hospitals did not meet the requirements of being paid as a teaching hospital.

          In addition the Department of Health and Hospitals have indicated that they may make a demand on Three Rivers Hospital to repay an additional $1,556,555 because the hospital's actual Medicaid census for the fiscal year ended December 31, 1994 did not meet its projected census.

          The Company has entered into negotiations to settle the dispute and submitted an offer of $1,300,000 in late July 1997, an amount counter offered by the Department of Health and Hospitals in response to the Company's initial settlement offer.

II.  Bethany Psychiatric Hospital, Inc.
     ----------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Daughter of patient participating in drug study threatened to bring suit because of mother's deteriorating medical condition.

     2. Threat of Claim, Patient Y. Patient claims injury resulting from assault of other patient while at facility.

III. Bountiful Psychiatric Hospital, Inc.
     ------------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Claim by patient that certain of hospital's male medical staff made sexual advances toward her.

     2. Threat of Claim, Patient Y. Alleged abuse of fourteen year old male patient by male mental health worker when patient was out of control.

     3. Threat of Claim, Patient Z. Female patient alleges rape by male patient prior to her release on August 1, 1997.

     B.   EEOC or Other Employment-Related Claims

     1. Kristine Fitzgerald v. Benchmark Behavioral Health Systems: EEOC Charge No. 35-C1-94-0736. Alleged disability discrimination in connection with termination in November 1993.

     2. Timothy A. Cloyd, Utah Industrial Commission, No. 97-0200, and EEOC. Claim by male employee alleging gender discrimination, sexual harassment and retaliatory discharge for protesting discriminatory practices. Claim dismissed by Utah Industrial Commission in February 1997.

IV.  Carolina Treatment Center, Inc.
     -------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Estate of Patient X requested medical records following suicide of patient approximately two weeks following release after an extended stay.

V.   East Carolina Psychiatric Services Corporation
     ----------------------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Edwin David Milligan, Jr. and Edwin David Milligan, III v. East Carolina Psychiatric Services Corporation, Onslow County, North Carolina Superior Court. Case No. 95-CVS-1408. Claims resulting from injuries sustained by adolescent patient during an attempted elopement. Trial set for November 1997.

VI.  Greenbrier Hospital, Inc.
     -------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Cooper v. Ramsay Healthcare, et al., 22nd Judicial District Court, St. Tammany Parish, Louisiana, Case No. 97-13673. Case was filed on August 15, 1997 against Ramsay Healthcare, Inc. d/b/a Greenbrier Behavioral Health System, Dr. Richard Donavan and Martha Tennison asserting negligent diagnosis and treatment of plaintiff's decedent.

     2. Michelle LeDoux v. Marian D'Antonio and Ramsay Health Care, Inc., d/b/a Greenbrier Hospital and Greenbrier Counseling Center, 22nd Judicial District Court for the Parish of St. Tammany, No. 94-13797. Patient brought claims for failure to diagnose behavioral health problems and for exceeding boundaries of therapeutic relationship. Action also brought before Patient's Compensation Fund.

     3. Delores Singleton v. Greenbrier Hospital, 22nd Judicial District Court for the Parish of St. Tammany, State of Louisiana, Civil No. 96-15233. Patient's claim is for damages arising from injury sustained from fall in bathroom of facility.

     4. Threat of Claim, Patient X. Patient alleges negligent care and has threatened suit.

     5. Elmer and Shirley Hock v. Greenbrier Hospital, 22nd Judicial District Court for the Parish of St. Tammany, State of Louisiana, Case No. 90-10755. Plaintiff claims damages for injury sustained from fall in parking lot.

VII  Havenwyck Hospital, Inc.
     ------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Robert K. Dust, As Next Friend of Robert L. Dust, Minor v. Havenwyck Hospital, Inc., Circuit Court for the County of Oakland, State of Michigan, Case No. 96-528965-NO. Plaintiff was injured when technician pulled door shut, crushing plaintiff's fingers. Mediation award of $22,500 rejected by hospital.

     2. Threat of Claim, Patient X. Patient hit by car one hour following discharge and claims damages for injuries sustained resulting from hospital's failure to properly treat Patient.

     3. Barbara Burns and Joseph Burns, Her Husband v. Havenwyck Hospital, Inc., Circuit Court for the

          County of Oakland, State of Michigan, Case No. 96-518483-NO. Claim of total disability resulting from a fall on hospital's grounds. Claim asserts lost wages of $542,000, medical bills of $20,000 and pain and suffering of $900,000.

     B.   EEOC or Other Employment-Related Claims

     1. Nicanor Castedo, M.D. v. Ramsay Health Care, Inc., Havenwyck Hospital, Inc. and Robert A. Kercorian, Jointly and Severally, U.S. District Court, Eastern District of Michigan, Case No. 95CV73080. National origin discrimination case settled in June 1997 for $50,000.

VII  H.C. Partnership/HSA Hill Crest Corporation/H.C. Corporation
     ------------------------------------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Jackie Secoy, individually and as mother and next friend of Candy Walton v. Ramsay Health Care, Inc., a corporation, Hill Crest Hospital; Nebby Boswell, an individual; and Elizabeth Burkett, an individual, Jefferson County, Alabama Circuit Court, Bessemer Division, CV 95-341. Patient alleged negligent supervision on an outing. Patient, who was 14 years old at the time, had sexual intercourse in bathroom of a restaurant while on the outing.

     2. K.C., by and through his next friend, his father, K.C. v. Hill Crest Hospital, et al., Jefferson County, Alabama Circuit Court, Civil Action No. CV 96-4204. Matter settled in July 1997.

     3. Jeffrey W. Moore, an individual v. Hill Crest Hospital, a partnership, also known as HC Partnership; Defendant A, being the correct legal name of Hill Crest Hospital; Defendant B, being the correct legal name of HC Partnership; Defendants C, D, E, F, G, H, I and J, being the correct legal names of the Partners of Hill Crest Hospital; Defendants K, L, M, N, O, P, Q and R, being the correct legal names of the partners of HC Partnership. Matter settled in July 1997.

     4. Janice Davis and Billy Davis v. Hill Crest Hospital, John Doe, who will be added when the name is ascertained, and XYZ Corporation, who will be added when the name is ascertained, Circuit Court of Jefferson County, Alabama, Civil Division No. CV9702388. Case filed on or about August 25, 1997. Patient alleges injury sustained when another patient removed a chair from beneath her while sitting down.

     B.   EEOC or Other Employment-Related Claims

     1. Alton R. Woodward, EEOC Charge No. ###-##-####. Alleged race and age discrimination filed in April 1993.

     2. Diane Samuels and Lillie Bradley v. HC Partnership, d/b/a Hill Crest Hospital, H.C. Corporation, HSA Hill Crest Corp. and Ramsay Health Care, Inc. - U.S.D.C. (N.D. Ala.) No. 96-6-2-2514-S. Employee alleges lay off resulted from race discrimination.

     3. Threat of Claim, Employee X. Threat of unspecified "cause of action" by terminated employee.

     4. Threat of Claim, Employee Y. Settlement offer sent to terminated medical director. No response to date.

     5. Lanny Jackson, EEOC Charge No. ###-##-####. Claim of wrongful termination based on racial discrimination and retaliation.

IX.  Houma Psychiatric Hospital, Inc.
     --------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Kemple Lovell v. Bayou Oaks Hospital, 32 Judicial District Court, Parish of Terrebonne, Civ. No. 112196. Case arises out of alleged negligence on October 9, 1994 when tiles allegedly fell from ceiling injuring plaintiff's neck and back. There has been no action in this case since February 1996.

     2. Sherry H. Guidry v. Houma Psychiatric Hospital dba Bayou Oaks Hospital, 32nd Judicial Court for the Parish of Terrebonne, State of Louisiana, Civil No. 119600. Defendant served with notice of suit on July 1, 1997 for negligence involving wrist fracture of plaintiff while patient

     3. Kelcie Pepper v. Terrebonne General Medical Center, et al., P.C.F. No. 96-1484. Breach of duty of care claim arising out of delayed diagnosis for medical/surgical problem. Pending before Medical Review Panel.

     4. Sidera Adams, et al., v. Dr. Brian Matherne, et al., P.C.F. No. 96-0413. Case pending before Medical Review Panel. No treatment provided to plaintiff's decedent at facility, but plaintiff's decedent was evaluated through hospital's assessment center.

     5. Threat of Claim, Visitor X. Possible claim for injury to Visitor while on premises by patient of facility. Claim to date is for $7,500.

     B.   EEOC or Other Employment-Related Claims

     1. Cynthia Hamilton v. Bayou Oaks Hospital, State of Louisiana, Department of Labor, Office of Workers' Compensation, District 9, Docket No. 94-08130. Employee slipped on wet floor during work hours. Employee is currently receiving workers compensation benefits.

X.   HSA of Oklahoma, Inc.
     ---------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Mother of patient who broke hand while punching wall threatened suit.

     B.   EEOC or Other Employment-Related Claims

     1. Threat of Claim, Former Employee X. Threatened suit of social worker who was terminated after ten days.

XI.  Mesa Psychiatric Hospital, Inc.
     -------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Claim, Patient X. Adolescent patient injured while attempting to avoid admission to facility and injuries sustained while a patient as a result of an altercation with another patient. Statute of limitations has run on claim by parents.

XII  Psychiatric Institute of West Virginia, Inc.
     --------------------------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Freeman v. The Psychiatric Institute of West Virginia, Inc., d/b/a Chestnut Ridge Hospital, et al., Circuit Court of Monongalia County, West Virginia, Civil Action No. 96-C-134. Case was commenced in April 1996 against Chestnut Ridge Hospital and Dr. Louis Tinnin asserting negligence in elopement and suicide of patient. Case is currently in the discovery process.

     2. James Deems and Melody Deems v. Psychiatric Institute of West Virginia, Inc., a foreign corporation d/b/a Chestnut Ridge Hospital, Ruth Smith and Pamela Sullivan, M.D., Circuit Court of Monongalia County, West Virginia, CV No. 96-C-69. Claim for damages for injuries sustained following elopement of patient from facility who then threw himself in front of a moving vehicle. An agreement to settle this case for $70,000 has been reached.

     3. Threat of Claim, Patient X. Threatened suit following dissatisfaction with adult patient's care by patient's parents.

XII  Ramsay Louisiana, Inc.
     ----------------------

     A.   Professional Malpractice and General Liability Claims

     1. Ralph Singleton, Individually, and on Behalf of the Minor, Amy Singleton v. Three Rivers Hospital Limited Partnership, Dr. Robert DeBrandt, Dr. John Pratt and Mark Redmond, 22nd Judicial District

          Court of the Parish of St. Tammany, Louisiana, Case No. 94-10309 A. Claim dismissed as to Three Rivers Hospital Limited Partnership.

     2. Dennis Musgrove and Gretchen Musgrove, Individually and on Behalf of Their Minor Son, Carther Dewayne Musgrove v. Three Rivers Hospital, Medical Review Panel Request No. 94 MR 229. Patient claims assault and sexual abuse by other patients.

     B.   EEOC or Other Employment-Related Claims

     1. Brian Corkern v. Three Rivers Hospital, State of Louisiana, Department of Labor, Office of Workers' Compensation, District 6, Docket No. 94-00613. Employee injured while restraining a patient. Counsel for Employee requested settlement of $50,000.

XIV  Ramsay Managed Care, Inc.
     -------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Pursuant to the Sale Agreement with RoTech Medical Corporation concerning the sale of Apex Healthcare, Inc., RoTech deposited $350,000 of the purchase price received by the Company in connection with such sale. RoTech delivered a Notice of Claim that it is entitled to indemnification from the Company under the Purchase Agreement and wishes to collect from the subject escrow account. The Notice of Claim sets forth claims in an aggregate of approximately $5.8 million, more than the $4 million purchase price of Apex, to which amount indemnification is limited under the Purchase Agreement, and demands indemnification by the Company of amounts above the escrow account.

     B.   EEOC or Other Employment-Related Claims

     1. Ramsay Managed Care, Inc., et al. v. Oliaii, et al., Circuit Court for Jefferson County, Alabama,

          Action No. CV9604050. On July 1, 1996, the company asserted fraud and breach of fiduciary duty claims against former officer arising out of efforts of Company to sell stock of a subsidiary; counterclaim by defendants seeking compensatory damages in excess of $322,984.35 and punitive damages in an amount to be determined. Case is currently in the discovery process.

     2. John Theos v. Apex Healthcare of LA, Inc., Ramsay Managed Care, Ramsay Health Care, Inc., RoTech Medical Corporation, Medfirst Health Plans and Warwick Syphers, Civil District Court for the Parish of Orleans, Case No. 97-12701. Breach of employment contract claim and unfair labor practices.

XV. RHCI San Antonio, Inc.
    ----------------------

     A.   Professional Malpractice and General Liability Claims

     1. Threat of Litigation, Patient X. Patient claims employee ran over foot with wheelchair and subsequently lost toe. Claim made for $200,000 settlement by Patient.

     2. Threat of Litigation, Patient Y. Patient became unresponsive during assessment and subsequently died. Contact from estate attorney.

     3. Threat of Litigation, Patient Z. Patient claims employee Kissed her while on a visit to her home.

     4. Threat of Claim, Visitor X. Visitor fractured shoulder in parking lot.

     B.   EEOC or Other Employment-Related Claims

     1. Cedric P. Johnson v. Mission Vista Hospital and Ramsay Health Care, Inc., United States District Court for Western District of Texas, Civil Action No. SA-97-CA-0293. Claim of racial discrimination filed in June 1997.

     2. Nancy Harrison v. Mission Vista Hospital: EEOC Charge No. ###-##-####. Discrimination claim filed in November 1996.

XVI.  The Haven Hospital, Inc.
      ------------------------

     A.   Professional Malpractice and General Liability Claims

     1. Patty B., individually and as Next Friend for Brandon S. v. Moses Ramos, Jr., Mary Patterson, Sylvia Turner, Sylvia Turner, M.D., Inc., and The Haven Hospital, Inc., in the District Court of the 162nd Judicial District of Dallas County, Dallas, Texas, Case No. 95-158. Complaint alleges numerous counts but which fall under breach of duty of care. Plaintiffs have demanded a $500,000 settlement.

     2. Threat of Claim, Patient X. Claim for loss of ring and damages arising from hip fracture as a result of a fall.

     3. Threat of Claim, Patient Y. Alleges assault, battery, negligence and fraud. Requested settlement is $2,000,000.

     B.   EEOC or Other Employment-Related Claims

     1. Kimberly E. Duncan v. The Haven: EEOC Charge No. 310971493. Disability discrimination claim by former Director of Nursing who was demoted to be a Charge Nurse and subsequently terminated for failure to satisfy the requirements of the position. Issued a right to sue letter by EEOC on June 4, 1997.

                                                                Schedule 5.17 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                         CERTAIN ENVIRONMENTAL MATTERS
                         -----------------------------


1. Matters set forth in the Phase I Environmental Reports ordered by General Electric Capital Corporation for the following Hospitals:

     a.   Benchmark Regional

     b.   Brynn Marr

     c.   Chestnut Ridge

     d.   Havenwyck

     e.   Hill Crest

2. Matters set forth in the Phase I Environmental Reports by Robert Bates & Associates, Inc. dated March 1993 provided to General Electric Capital Corporation for the following Hospitals:

     a.   Coastal Carolina

     b.   Heartland

     c.   Meadowlake

     d.   Greenbrier

     e.   The Haven

     f.   Bayou Oaks

                                                                Schedule 5.30 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                             CERTAIN OPTIONS, ETC.
                             ---------------------

A.   Options and Convertible Securities
     ----------------------------------

1.   Stock Option and Purchase Plans/Outstanding Options:
     Total Shares Outstanding: 3,140,765

     a. Ramsay Health Care, Inc. Amended and Restated 1990 Stock Option Plan - 125,667 outstanding; 125,667 available;

     b. Ramsay Health Care, Inc. 1991 Stock Option Plan -1,478,761 options outstanding; 1,484,423 available;

     c. Ramsay Health Care, Inc. 1993 Stock Option Plan -337,529 outstanding; 393,930 available;

     d. Ramsay Health Care, Inc. 1995 Long Term Incentive Plan - 426,894 outstanding; 500,000 available;

     e. Ramsay Health Care, Inc. 1996 Long Term Incentive Plan - 457,500 outstanding; 500,000 available; and

     f. Options to purchase Ramsay Health Care, Inc. Common Stock issuable with respect to the conversion of Ramsay Managed Care, Inc. options in connection with the merger of Ramsay Managed Care, Inc. with a wholly owned subsidiary of Ramsay Health Care, Inc. - 314,414 outstanding; 500,000 available under two stock option plans.

2.   Stock Purchase Plan:

     a. Ramsay Health Care, Inc. 1993 Employee Stock Purchase Plan - 100,000 shares originally authorized.

3.   Warrants:

     a. Ramsay Health Care, Inc. outstanding warrants to purchase Common Stock - 1,165,498.

4.   Preferred Stock

     a. 142,486 shares of Class B Preferred Stock, Series C, convertible into an aggregate of 1,424,860 shares of Common Stock.

     b. 100,000 shares of Class B Preferred Stock, Series 1996, convertible into an aggregate 1,000,000 shares of Common Stock.

     c. 100,000 Shares of Class B Preferred Stock, Series 1997, convertible into an aggregate of 394,945 shares of Common Stock.

                                                                Schedule 7.03 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                                  INVESTMENTS
                                  -----------

     1. Agreement and Plan of Merger dated as of July 1, 1997 by and among Summa Healthcare Group, Inc., Ramsay Acquisition Corp. and Ramsay Health Care, Inc.

     2. $350,000 held in escrow pursuant to the Escrow Agreement dated as of October 30, 1996 by and among Apex Healthcare, Inc., Ramsay Managed Care, Inc., RoTech Medical Corporation and Haythe & Curley.

     3. The following joint ventures:

          a. Meadowlake/Western Alliance LLC, an Oklahoma limited liability company (HSA of Oklahoma, Inc. owns 50% of the Membership Interest in this LLC).

          b. U.B.H. Holdings, L.L.C., a Florida limited liability company (FPM Behavioral Health, Inc. owns 50% of the Membership Interest in this
             LLC).

          c. University Behavioral Health at The University of South Florida, Ltd., a Florida limited partnership (FPM Behavioral Health, Inc. holds a 49.5% interest in this limited partnership and U.B.H. Holdings, L.L.C. holds a 1% interest and is the General Partner of this limited partnership).

                                                                Schedule 7.05 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                   TRANSACTIONS WITH AFFILIATES AND EMPLOYEES
                   ------------------------------------------

     1.  See Schedule 5.08(D) and 7.03(1).

     2. Consulting Agreement dated as of February 1, 1997 by and between Summa Healthcare Group, Inc. and Ramsay Health Care, Inc.

     3. Services Agreement dated as of August 12, 1996 by and between Healthlink Enterprises, Inc. and Ramsay Health Care, Inc.

     4. In the ordinary course of business, Ramsay Health Care, Inc. maintains a cash management system with the other Credit Parties.

     5. In the ordinary course of business, Ramsay Health Care, Inc. and certain of the other Credit Parties engage in lending, borrowing and other commercial transaction in connection with the joint ventures and other affiliates listed on Schedule 5.08(B), all of which are permitted by (S) 7.05.

     6. Employment Agreements with the executive officers of the Company and its Subsidiaries, copies of which were provided to the Administrative Agent prior to the Closing Date.

     7. 142,486 shares of Class B Preferred Stock, Series C of the Company held by Ramsay Holdings and Ramsay Hospitals Pty. Limited.

     8. 100,000 shares of Class B Preferred Stock, Series 1996 of the Company held by Ramsay Holdings.

     9. 4,000 shares of Class B Preferred Stock, Series 1997 of the Company held by Ramsay Holdings.

     10. RMCI and its affiliates lease the following property from partnerships of which Dr. Martin Lazoritz (an officer of RMCI) has the following ownership percentages:


    LOCATION           PURPOSE          LEASE INCEPTION        ANNUAL       LAZORITZ
                                                            LEASE (EST.)   OWNERSHIP
                                                                            PERCENT
-------------------------------------------------------------------------------------
1276 Minnesota     Clinic/Medical      1983 to 5/31/2003       $ 96,264+      16%
Avenue             Practice            with option to renew
Winter Park, FL
-------------------------------------------------------------------------------------
1250 Minnesota     FPM                 1988-2003               $113,820+      25%
Avenue             (mgd. care)         Cost of Living
Winter Park, FL                        Adjustments
-------------------------------------------------------------------------------------
Lake Mary, FL      Office Clinic       1988-2003 Cost of       $  51,747      33-1/3%
                   +3,000 sq. ft.      Living Adjustments

-------------------------------------------------------------------------------------
Sand Lake, FL      Clinic to           1990-2003               $  51,264      33-1/3%
                   serve
                   Disney
-------------------------------------------------------------------------------------


   11. Employees and Ramsay Affiliates have been granted the options and warrants listed on Annex A hereto.

   12. Payables of RMCI to Luis E. Lamela and Peter J. Evans in the amounts of $200,000 and $100,000 respectively, assumed by Borrower in connection with the merger of RMCI into a wholly owned Subsidiary of the Borrower.

   13. Legal representation of the Borrower and its Subsidiaries by Haythe & Curley, a partner of which is a director of Borrower.

   14. Ramsay Health Care, Inc. 1993 Employee Stock Purchase Plan - 100,000 shares originally authorized.

                                                                Schedule 7.06 to
                                            Subordinated Note Purchase Agreement
                                            ------------------------------------

                                     LIENS
                                     -----


      Debtor          Secured Party     Jurisdiction         File Date    Collateral
------------------  -----------------  ---------------     ------------  -----------

Carolina               AT&T Credit         S/S SC            150542A       Lease
Treatment                                                    5/17/94
Center


East Carolina          American            S/S NC            1183468       Lease
Psych Services         Business                              1/17/95
                       Credit Corp.


East Carolina          American            Onslow, Co., NC   95-920        Lease
Psych Services         Business                              1/13/95
                       Credit Corp.


East Carolina          American            Onslow, Co., NC   95-312        Lease
Psych Services         Business                              1/18/95
                       Credit Corp.


Gulf Coast             SunTrust Bank       S/S FL            96000073657   (1)
                                                             4/10/96

Havenwyck              Eaton Fin. Corp.    S/S MICH          45566B        Lease
                                                             8/3/94

Havenwyck              Lease Corp. of      S/S MICH          D186257       Lease
                       America                               1/21/97


Havenwyck              Lease Corp. of      S/S MICH          D242061       Lease
                       America                               6/6/97


Psych. Inst. of        Tokai, Fin. Serv.   S/S WV            0433905       Lease
West Virginia                                                11/13/95


RHCI & Psych.          Copel Co Cap.       S/S WV            0472474       Lease
Inst. of West                                                6/10/97
Virginia


RHCI & Psych.          Copel Co Cap.       Monongalia G.,    00252         Lease
Inst. of West                              WV                6/9/97
Virginia


Ramsay                 AT&T Credit         S/S FL            95000087992   Lease
Managed Care,                                                5/2/95
Inc.


-------------------------
(1) All other property, real or personal, tangible or intangible, and all other causes of action, rights or remedies of the Debtor of whatever nature assigned or to be assigned to Secured Party or the Assignee of the Secured Party pursuant to that certain Loan Agreement dated as of October 1, 1984, between the Debtor and the Secured Party or that certain Trust Indenture dated as of October 1, 1984, between the Secured Party and Sun Bank, National Association, as Trustee, or any other instrument or agreement executed in connection therewith.


Transitional           AT&T Credit         S/S TX            175295        Lease
Care Ventures                                                6/3/97
(Texas)


Transitional           Pyxis Corp.         S/S TX            165039        Lease
Care Ventures                                                8/24/94
(Texas)


Florida Psych          NCR Credit Corp.    S/S FL            930000045980  Lease
Mgmt                                                         3/3/93


Florida Psych          AT&T Credit         S/S FL            95000087993   Lease
Mgmt                                                         5/2/95


FPM                    AT&T Credit         S/S FL            95000087994   Lease
Behavioral                                                   5/2/95
Health


FPM                    American            S/S FL            950000156031  Lease
Behavioral             Business                              8/7/95
Health                 Credit Corp.


FPM                    American            S/S FL            970000103585  Lease
Behavioral             Business                              5/13/97
Health                 Credit Corp.

RMCI d/b/a             American            S/S FL            950000095756  Lease
Behavioral             Business                              5/11/95
Health                 Credit Corp.
================================================================================